Exhibit  10.3

TEO FOODS INC.
SECURITIES PURCHASE AGREEMENT
This SECURITIES PURCHASE AGREEMENT (this "Agreement") is made and entered into as of June ____, 2018, by and between TEO Foods Inc., a Nevada corporation (the "Company"), and the investors set forth on the signature pages affixed hereto (each, an "Investor" and, collectively, the "Investors").
WHEREAS, the Investors wish to purchase from the Company, and the Company wishes to sell and issue to the Investors, upon the terms and conditions stated in this Agreement, an aggregate of up to $600,000 of Secure Convertible Notes of the Company in the form attached as Exhibit B hereto ("Notes"), to purchase shares of the Company's common stock, par value $0.001 per share (the "Common Stock") at an exercise price per share to be determined upon the terms and conditions set forth in this Agreement and the attached Exhibits; and
WHEREAS, in connection with the Investors' purchase of the Notes, the Investors will receive certain piggy-back registration rights, and will be subject to certain restrictions on the transfer of the Notes, as well as the shares of Common Stock underlying such Notes, all as more fully set forth in this Agreement; and
NOW, THEREFORE, in consideration of the mutual terms, conditions and other agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto hereby agree to the sale and purchase of the Notes as set forth herein.
1.	Definitions.
For purposes of this Agreement, the terms set forth below shall have the corresponding meanings provided below.
"Affiliate" shall mean, with respect to any specified Person (as defined below), (i) if such Person is an individual, the spouse, heirs, executors, or legal representatives of such individual, or any trusts for the benefit of such individual or such individual's spouse and/or lineal descendants, or (ii) otherwise, another Person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, the Person specified.  As used in this definition, "control" shall mean the possession, directly or indirectly, of the sole and unilateral power to cause the direction of the management and policies of a Person, whether through the ownership of voting securities or by contract or other written instrument.
"Blue Sky Application" as defined in Section 5.3(a) hereof.
"Business Day" shall mean any day on which banks located in New York City are not required or authorized by law to remain closed.
"Closing" and "Closing Date" as defined in Section 2.2(c) hereof.
"Common Stock" as defined in the recitals above.
"Company Financial Statements" as defined in Section 4.5(a) hereof.
Exhibit 10.3 -- Page 1

"Company's Knowledge" means the actual knowledge of any executive officer (as defined in Rule 405 under the Securities Act) or director of the Company, or the knowledge of any fact or matter which any person would reasonably be expected to become aware of in the course of performing the duties and responsibilities as an executive officer or director of the Company.
"Exchange Act" means the Securities Exchange Act of 1934, as amended.
"First Closing" and "First Closing Date" as defined in Section 2.2(a) hereof.
"Liens" means any mortgage, lien, title claim, assignment, encumbrance, security interest, adverse claim, contract of sale, restriction on use or transfer or other defect of title of any kind.
"Material Adverse Effect" means a material adverse effect on (i) the assets, liabilities, results of operations, condition (financial or otherwise), business, or prospects of the Company and its Subsidiaries taken as a whole, (ii) the transactions contemplated hereby or in any of the Transaction Documents or (iii) the ability of the Company to perform its obligations under the Transaction Documents (as defined below).
"Note Shares" means the shares of the Company's Common Stock issuable upon conversion of Notes.
"Person" shall mean an individual, entity, corporation, partnership, association, limited liability company, limited liability partnership, joint-stock company, trust or unincorporated organization.
"Purchase Price" shall mean the principal amount of the Note purchased.
"Registrable Securities" shall mean the Notes Shares; provided, that a security shall cease to be a Registrable Security upon (A) sale pursuant to a Registration Statement or Rule 144 under the Securities Act, or (B) such security becoming eligible for sale by the Investors without any restriction pursuant to Rule 144 (including, without limitation, volume restrictions) and without the need for current public information required by Rule 144(c)(1) (or Rule 144(i)(2), if applicable).
"Registration Statement" shall mean any registration statement of the Company filed under the Securities Act that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement, amendments and supplements to such Registration Statement, including post-effective amendments, all exhibits and all material incorporated by reference in such Registration Statement.
"Regulation D" as defined in Section 3.7 hereof.
"Regulation S" as defined in Section 6.1(i)(E) hereof.
"Rule 144" as defined in Section 6.1(i)(C) hereof.
"SEC" means the U.S. Securities and Exchange Commission.
"SEC Documents" as defined in Section 4.5 hereof.
"Securities Act" means the Securities Act of 1933, as amended.
Exhibit 10.3 -- Page 2

"Subsequent Closing" and "Subsequent Closing Date" as defined in Section 2.2(b) hereof.
"Subsidiaries" shall mean any corporation or other entity or organization, whether incorporated or unincorporated, in which the Company owns, directly or indirectly, any equity or other ownership interest or otherwise controls through contract or otherwise, as set forth in Section 4.16 hereof.
"Transaction Documents" shall mean this Agreement, the Confidential Investor Questionnaire, Notes and each of the other documents and instruments referenced in this Agreement related to the offering of the Notes.
"Transaction Securities" shall mean the Notes and Note Shares.
"Transfer" shall mean any sale, transfer, assignment, conveyance, charge, pledge, mortgage, encumbrance, hypothecation, security interest or other disposition, or to make or effect any of the above.
"Underwriter" shall mean any entity engaged by the Company to serve as an underwriter in connection with a registration or offering of securities referred to in Section 5.
2.	Sale and Purchase of Notes.
2.1. Purchase of Notes by Investors.  Subject to the terms and conditions of this Agreement, on the Closing Date, each of the Investors shall severally, and not jointly, purchase, and the Company shall sell and issue to the Investors, the Notes, in the respective amounts set forth on the signature pages attached hereto in exchange for the Purchase Price.
2.2 Closings.
(a) First Closing.  Subject to the terms and conditions set forth in this Agreement, the Company shall issue and sell to each Investor, and each Investor shall, severally and not jointly, purchase from the Company on the First Closing Date, a Note corresponding to the Purchase Price set forth on the signature pages attached hereto, which will be reflected opposite such Investor's name on Exhibit A-1 (the "First Closing").  The date of the First Closing shall be the date first written above and is hereinafter referred to as the "First Closing Date."
(b) Subsequent Closing(s).  The Company agrees to issue and sell to each Investor listed on the Subsequent Closing Schedule of Investors, and each Investor agrees, severally and not jointly, to purchase from the Company on such Subsequent Closing Date a Note corresponding to the Purchase Price set forth on the signature pages attached hereto, which will be reflected opposite such Investor's name on Exhibit A-2 (a "Subsequent Closing").   There may be more than one Subsequent Closing. The date of any Subsequent Closing is hereinafter referred to as a "Subsequent Closing Date."  Notwithstanding the foregoing, the maximum amount to be sold at the First Closing and all Subsequent Closings shall not exceed $600,000 in the aggregate.
(c) Closing.  The First Closing and any applicable Subsequent Closings are each referred to in this Agreement as a "Closing."  The First Closing Date and any Subsequent Closing Dates are each referred to herein as a "Closing Date."  All Closings shall occur at the offices of TEO Foods Inc., at 455 54th Street, Suite 102, San Diego, California 92114, or remotely via the exchange of documents and signatures.
Exhibit 10.3 -- Page 3

2.3. Closing Deliveries.
(a) At each Closing, the Company shall deliver to the Investors, against delivery by the Investor of the Purchase Price (as provided below): (a) duly issued and executed Notes and (b) this Agreement, duly executed by the Company.
(b) At each Closing, each Investor shall deliver or cause to be delivered to the Company the Purchase Price set forth in its counterpart signature page annexed hereto by paying United States dollars via bank, certified or personal check which has cleared prior to the applicable Closing Date or in immediately available funds, by wire transfer to the following account:
Wells Fargo
Acct Name:  TEO Foods Inc.
Routing # XXXXX (Domestic Wires)
Acct # XXXXXX
Swift# WFBIUS6S
Ref:  Investor Name

3.	Representations, Warranties and Acknowledgments of the Investors.
Each Investor, severally and not jointly, represents and warrants to the Company solely as to such Investor that:
3.1 Authorization.  The execution, delivery and performance by such Investor of the Transaction Documents to which such Investor is a party have been duly authorized and will each constitute the valid and legally binding obligation of such Investor, enforceable against such Investor in accordance with their respective terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability, relating to or affecting creditors' rights generally.
3.2 Purchase Entirely for Own Account.  The Transaction Securities to be received by such Investor hereunder will be acquired for such Investor's own account, not as nominee or agent, and not with a view to the resale or distribution of any part thereof in violation of the Securities Act, and such Investor has no present intention of selling, granting any participation in, or otherwise distributing the same in violation of the Securities Act, without prejudice, however, to such Investor's right at all times to sell or otherwise dispose of all or any part of such Transaction Securities in compliance with applicable federal and state securities laws.  Nothing contained herein shall be deemed a representation or warranty by such Investor to hold the Transaction Securities for any period of time.  Such Investor is not a broker-dealer registered with the SEC under the Exchange Act or an entity engaged in a business that would require it to be so registered.
3.3. Investment Experience.  Such Investor acknowledges that the purchase of the Notes is a highly speculative investment and that it can bear the economic risk and complete loss of its investment in the Notes and has such knowledge and experience in financial or business matters such that it is capable of evaluating the merits and risks of the investment contemplated hereby.
Exhibit 10.3 -- Page 4

3.4 Investment Risk; Disclosure of Information Acknowledgement of Risk.  Such Investor acknowledges and understands that its investment in the Transaction Securities involves a significant degree of risk, including, without limitation, (i) the Company remains an early stage business with limited operating history and requires substantial funds in addition to the proceeds from the sale of the Units; (ii) an investment in the Company is speculative, and only purchasers who can afford the loss of their entire investment should consider investing in the Company and the Transaction Securities; (iii) the Investor may not be able to liquidate its investment; (iv) transferability of the Transaction Securities is limited; and (v) the Investor could suffer the loss of its entire investmentSuch Investor has sought such accounting, legal and tax advice from sources other than the Company or the Placement Agent (on whom Investor has not relied on for such advice) as it has considered necessary to make an informed investment decision with respect to its acquisition of the Transaction Securities. Such Investor has had an opportunity to receive all information related to the Company and the Units requested by it and to ask questions of and receive answers from the Company regarding the Company, its business and the terms and conditions of the offering of the Units.  Neither such inquiries nor any other due diligence investigation conducted by such Investor shall modify, amend or affect such Investor's right to rely on the Company's representations and warranties contained in this Agreement. Investor further acknowledges that the offering of the Notes is being undertaken on a "best efforts/no minimum" basis, meaning that although the Company is offering $2.5 milllion of Notes, the Company shall have the right, in its discretion, to raise substantially less than such amount, and that no representation or warranty is hereby made that the full $2.5 million contemplated to be raised hereunder will in fact be raised.
3.5 Restricted Securities.  Such Investor understands that the Transaction Securities are characterized as "restricted securities" under the U.S. federal securities laws since they are being acquired from the Company in a transaction not involving a public offering and that under such laws and applicable regulations such securities may be resold without registration under the Securities Act only in certain limited circumstances.
3.6 Legends.  It is understood that, except as provided below, certificates evidencing the Transaction Securities will bear the following or any similar legend:
(a) "The securities represented hereby may not be transferred unless (i) such securities have been registered for sale pursuant to the Securities Act of 1933, as amended, (ii) such securities may be sold pursuant to an available exemption from, or in a transaction not subject to, the registration requirements of the Securities Act, or (iii) the Company has received an opinion of counsel reasonably satisfactory to it that such transfer may lawfully be made without registration under the Securities Act of 1933 or qualification under applicable state securities laws."
(b) If required by the authorities of any state in connection with the issuance of sale of the Transaction Securities, the legend required by such state authority.
3.7 Accredited Investor.  Such Investor is an accredited investor as defined in Rule 501(a) of Regulation D, as amended, under the Securities Act ("Regulation D").
3.8 No General Solicitation.  Such Investor did not learn of the investment in the Notes as a result of any public advertising or general solicitation.
Exhibit 10.3 -- Page 5

3.9 Brokers and Finders.  No other broker, dealer, finder or similar party will have, as a result of the transactions contemplated by the Transaction Documents, any valid right, interest or claim against or upon the Company, any Subsidiary or any Investor, for any commission, fee or other compensation arising out the transactions contemplated hereby pursuant to any agreement, arrangement or understanding entered into by or on behalf of such Investor.
4.	Representations and Warranties of the Company.
The Company represents, warrants and covenants to the Investors that:
4.1. Organization; Execution, Delivery and Performance.
(a) The Company and each of its Subsidiaries is a corporation or other entity duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated or organized, with full power and authority (corporate and other) to own, lease, use and operate its properties and to carry on its business as and where now owned, leased, used, operated and conducted.  The Company and each of its Subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which its ownership or use of property or the nature of the business conducted by it makes such qualification necessary except where the failure to be so qualified or in good standing would not have a Material Adverse Effect.
(b) The Company and each Subsidiary has all requisite corporate power and authority to enter into and perform the Transaction Documents and to consummate the transactions contemplated hereby and thereby and to issue the Transaction Securities, in accordance with the terms hereof and thereof, (ii) the execution and delivery of the Transaction Documents by the Company and each Subsidiary and the consummation by the Company and each Subsidiary of the transactions contemplated hereby and thereby (including without limitation, the issuance of the Transaction Securities) have been duly authorized by the Company's Board of Directors and no further consent or authorization of the Company, any Subsidiary, their respective Boards of Directors, or their respective stockholders, is required, (iii) each of the Transaction Documents has been duly executed and delivered by the Company and each Subsidiary by its authorized representative, and such authorized representative is a true and official representative with authority to sign each such document and the other documents or certificates executed in connection herewith and bind the Company accordingly, and (iv) each of the Transaction Documents constitutes, and upon execution and delivery thereof by the Company and each Subsidiary will constitute, a legal, valid and binding obligation of the Company and each Subsidiary (as the case may be) enforceable against the Company and each Subsidiary (as the case may be) in accordance with its terms, except to the extent limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting enforcement of creditors' rights and general principles of equity that restrict the availability of equitable or legal remedies.
4.2. Securities Duly Authorized; No Bad Actors.  (a) The Transaction Securities to be issued to each such Investor pursuant to this Agreement, when issued and delivered in accordance with the terms of this Agreement, will be duly and validly issued and will be fully paid and nonassessable and free from all taxes or Liens with respect to the issue thereof and shall not be subject to preemptive rights or other similar rights of stockholders of the Company.  Subject to the accuracy of the representations and warranties of the Investors to this Agreement, the offer and issuance by the Company of the Transaction Securities will be issued in compliance with applicable federal and state securities laws. No registration under the Securities Act is required for the offer and sale of the Transation Securities by the Company as contemplated hereby.
Exhibit 10.3 -- Page 6

(b) None of the Company, any of its predecessors, any affiliated issuer, any director, executive officer, other officer of the Company, or, to the Company's Knowledge, any beneficial owner (as that term is defined in Rule 13d-3 under the Exchange Act) of 20% or more of the Company's outstanding voting equity securities, calculated on the basis of voting power, nor any promoter (as that term is defined in Rule 405 under the Securities Act) connected with the Company in any capacity at the time of sale (each, an "Issuer Covered Person" and, together, "Issuer Covered Persons") is subject to any of the "Bad Actor" disqualifications described in Rule 506(d)(1)(i) to (viii) under the Securities Act (a "Disqualification Event"), except for a Disqualification Event covered by Rule 506(d)(2) or (d)(3). The Company has exercised reasonable care to determine whether any Issuer Covered Person is subject to a Disqualification Event.
4.3 No Conflicts.  The execution, delivery and performance of the Transaction Documents by the Company or any Subsidiary and the consummation by the Company or any Subsidiary of the transactions contemplated hereby and thereby (including without limitation, the issuance of the Transaction Securities) will not: (i) conflict with or result in a violation of any provision of the Certificate of Incorporation or By-laws or similar documentation of any Subsidiary or (ii) violate or conflict with, or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both could become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture, patent, patent license or instrument to which the Company or any of its Subsidiaries is a party, except for possible violations, conflicts or defaults as would not, individually or in the aggregate, have a Material Adverse Effect, or (iii) result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and regulations of any self-regulatory organizations to which the Company or its securities are subject) applicable to the Company or any of its Subsidiaries or by which any property or asset of the Company or any of its Subsidiaries is bound or affected. Neither the Company nor any of its Subsidiaries is in violation of its Certificate of Incorporation, By-laws or other organizational documents. Neither the Company nor any of its Subsidiaries is in default (and no event has occurred which with notice or lapse of time or both could put the Company or any of its Subsidiaries in default) under, and neither the Company nor any of its Subsidiaries has taken any action or failed to take any action that would give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its Subsidiaries is a party or by which any property or assets of the Company or any of its Subsidiaries is bound or affected, or for possible defaults as would not, individually or in the aggregate, have a Material Adverse Effect. The businesses of the Company and its Subsidiaries are not being conducted in violation of any law, rule ordinance or regulation of any governmental entity, except for possible violations which would not, individually or in the aggregate, have a Material Adverse Effect. Except as required under the Securities Act, the Exchange Act and any applicable state securities laws, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court, governmental agency, regulatory agency, self regulatory organization or stock market or any third party in order for it to execute, deliver or perform any of its obligations under this Agreement or to issue and sell the Units or Transaction Securities in accordance with the terms hereof. All consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof.

Exhibit 10.3 -- Page 7

4.4. Capitalization.  (a) As of the First Closing, the authorized capital stock of the Company consists of 490,000,000 authorized shares of Common Stock, of which 9,771,000 shares are issued and outstanding. There are were 90,229,000 shares of Common Stock reserved for issuance underlying conversion of the 9,022,900 outstanding Preferred Shares. There are no outstanding options and/or warrants.  Except as described above and in Schedule 4.4 hereto, (i) there are no outstanding options, warrants, scrip, rights to subscribe for, puts, calls, rights of first refusal, agreements, understandings, claims or other commitments or rights of any character whatsoever relating to, or securities or rights convertible into or exchangeable for any shares of capital stock of the Company or any of its Subsidiaries, or arrangements by which the Company or any of its Subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its Subsidiaries, (ii) there are no agreements or arrangements under which the Company or any of its Subsidiaries is obligated to register the sale of any of its or their securities under the Securities Act and (iii) there are no anti-dilution or price adjustment provisions contained in any security issued by the Company (or in any agreement providing rights to security holders).  All of such outstanding shares of capital stock are, or upon issuance will be, duly authorized, validly issued, fully paid and nonassessable.  No shares of capital stock of the Company are subject to preemptive rights or any other similar rights of the stockholders of the Company or any Lien imposed through the actions or failure to act of the Company.
(b) The Company has no obligation (contingent or otherwise) to purchase or redeem any of its capital stock.
(c) The Company believes in good faith that any "nonqualified deferred compensation plan" (as such term is defined under Section 409A(d)(1) of the Code and the guidance thereunder) under which the Company makes, is obligated to make or promises to make, payments (each, a "409A Plan") complies in all material respects, in both form and operation, with the requirements of Section 409A of the Code and the guidance thereunder. To the Company's Knowledge, no payment to be made under any 409A Plan is, or will be, subject to the penalties of Section 409A(a)(1) of the Code.
(d) To the extent necessary, the Company has obtained valid waivers of any rights by other parties to purchase any of the Notes covered by this Agreement.
4.5. [reserved]
4.6 Permits; Compliance. The Company and each of its Subsidiaries is in possession of all franchises, grants, authorizations, licenses, permits, easements, variances, exemptions, consents, certificates, approvals and orders necessary to own, lease and operate its properties and to carry on its business as it is now being conducted (collectively, the "Company Permits"), and there is no action pending or, to the Company's Knowledge, threatened regarding suspension or cancellation of any of the Company Permits. Neither the Company nor any of its Subsidiaries is in conflict with, or in default or violation of, any of the Company Permits, except for any such conflicts, defaults or violations which, individually or in the aggregate, would not reasonably be expected to have a Material Adverse Effect. Since December 27, 2012, neither the Company nor any of its Subsidiaries has received any notification with respect to possible conflicts, defaults or violations of applicable laws, except for notices relating to possible conflicts, defaults or violations, which conflicts, defaults or violations would not have a Material Adverse Effect.
Exhibit 10.3 -- Page 8

4.7 Litigation. There is no action, suit, claim, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company or any of its Subsidiaries, threatened against or affecting the Company or any of its Subsidiaries, or their respective businesses, properties or assets or their officers or directors in their capacity as such, that would have a Material Adverse Effect. The Company is unaware of any facts or circumstances which might give rise to any of the foregoing.  There has not been, and the Company's Knowledge, there is not pending or contemplated, any investigation by the SEC involving the Company, any of its Subsidiaries or any current or former director or executive officer of the Company or any of its Subsidiaries. There is no action, suit, proceeding or investigation by the Company pending or which the Company intends to initiate.
4.8 No Material Changes.
(a) Since December 31, 2017, there has not been:
(i) Any material adverse change in the financial condition, operations or business of the Company from that shown on the Company Financial Statements, or any material transaction or commitment effected or entered into by the Company outside of the ordinary course of business;
(ii) Any effect, change or circumstance which has had, or could reasonably be expected to have, a Material Adverse Effect; or
(iii) Any incurrence of any material liability outside of the ordinary course of business.
4.9 No General Solicitation. Neither the Company nor any person participating on the Company's behalf in the transactions contemplated hereby has conducted any "general solicitation," as such term is defined in Regulation D promulgated under the Securities Act, with respect to any of the Notes being offered hereby.
4.10 No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has directly or indirectly made any offers or sales in any security or solicited any offers to buy any security under circumstances that would require registration under the Securities Act of the issuance of the Transaction Securities to the Investors. The issuance of the Transaction Securities to the Investors will not be integrated with any other issuance of the Company's securities (past, current or future) for purposes of any stockholder approval provisions applicable to the Company or its securities or the Securities Act.
4.11 No Brokers. The Company has taken no action which would give rise to any claim by any person for brokerage commissions, transaction fees or similar payments relating to this Agreement or the transactions contemplated hereby.

Exhibit 10.3 -- Page 9

4.12 Form D; Blue Sky Laws. The Company agrees to file a Form D with respect to the Transaction Securities as required under Regulation D in a timely manner and to provide a copy thereof to the Placement Agent promptly after such filing. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary to qualify the Transaction Securities for sale to the Investors at the applicable Closing pursuant to this Agreement under applicable securities or "blue sky" laws of the states of the United States (or to obtain an exemption from such qualification). Except as set forth in this Section 4.12, no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any federal, state or local governmental authority is required on the part of the Company in connection with the consummation of the transactions contemplated by this Agreement.
4.13 Disclosure. The Investor acknowledges and affirms that the Company has provided all information requested by the investor and the Company has made available to investor, its counsel and advisors (if any), prior to the date hereof, the opportunity to ask questions of, and receive answers from the Company and its representatives, concerning the terms and conditions of this offering of Units and has given Investor, its counsel or advisors, access to any information, documents, financial statements, books and records relative to the Company, this offering and investment in the Company.  The Company confirms all disclosure provided to the Investors regarding the Company and its Subsidiaries, their businesses and the transactions contemplated hereby, including the schedules to this Agreement, furnished by or on behalf of the Company or any of its Subsidiaries is true and correct in all material respects and does not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in the light of the circumstances under which they were made, not misleading. Each press release issued by the Company or any of its Subsidiaries during the twelve (12) months preceding the date of this Agreement did not at the time of release contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading. The Company acknowledges and agrees that no Investor makes or has made any representations or warranties with respect to the transactions contemplated hereby other than those specifically set forth in Section 3.
4.14 Intellectual Property Rights.  The Company and its Subsidiaries own or possess adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, original works, inventions, licenses, approvals, governmental authorizations, trade secrets and other intellectual property rights and all applications and registrations therefor ("Intellectual Property Rights") necessary to conduct their respective businesses as now conducted and as presently proposed to be conducted. None of the Company's or its Subsidiaries' Intellectual Property Rights have expired, terminated or been abandoned, or are expected to expire, terminate or be abandoned, within two (2) years from the date of this Agreement. The Company has no knowledge of any infringement by the Company or any of its Subsidiaries of Intellectual Property Rights of others. There is no claim, action or proceeding being made or brought, or to the Company's Knowledge, being threatened, against the Company or any of its Subsidiaries regarding their Intellectual Property Rights. The Company is not aware of any facts which give rise to any of the foregoing infringements or claims, actions or proceedings. The Company and each of its Subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their Intellectual Property Rights, except where failure to take such measures would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect.

Exhibit 10.3 -- Page 10

4.15 Tax Status.  Except for occurrences that would not, either individually or in the aggregate, reasonably be expected to result in a Material Adverse Effect, the Company and each of its Subsidiaries (i) has timely made or filed all foreign, federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject, (ii) has timely paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and (iii) has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company and its Subsidiaries know of no basis for any such claim.
4.16 Subsidiaries.  The Company intends to acquire Commercial Targa, S. A. de C. V. as a wholly owned subsidiary. Except for such subsiddiary, the Company does not currently own or control, directly or indirectly, any interest in any other corporation, partnership, trust, joint venture, limited liability company, association, or other business entity. The Company is not a participant in any joint venture, partnership or similar arrangement.
4.17 Rights of Registration and Voting Rights. Except as provided herein, the Company is not under any obligation to register under the Securities Act any of its currently outstanding securities or any securities issuable upon exercise or conversion of its currently outstanding securities. To the Company's Knowledge, no stockholder of the Company has entered into any agreements with respect to the voting of capital shares of the Company.
4.18 Property. The property and assets that the Company or any Subsidary own are free and clear of all mortgages, deeds of trust, Liens, loans and encumbrances, except for statutory liens for the payment of current taxes that are not yet delinquent and encumbrances and Liens that arise in the ordinary course of business and do not materially impair the Company's or any Subsidary's ownership or use of such property or assets. With respect to the property and assets it leases, the Company and each Subsidiary is in compliance with such leases and holds a valid leasehold interest free of any Liens, claims or encumbrances other than those of the lessors of such property or assets. Neither the Company nor any Subsidiary owns any real property.
4.19 Environmental and Safety Laws. Except as could not reasonably be expected to have a Material Adverse Effect to the best of the Company's Knowledge (a) the Company or each Subsidiary is and has been in compliance with all Environmental Laws; (b) there has been no release or to the Company's Knowledge threatened release of any pollutant, contaminant or toxic or hazardous material, substance or waste or petroleum or any fraction thereof (each a "Hazardous Substance"), on, upon, into or from any site currently or heretofore owned, leased or otherwise used by the Company or any Subsidiary; (c) there have been no Hazardous Substances generated by the Company or any Subsidiary that have been disposed of or come to rest at any site that has been included in any published U.S. federal, state or local "superfund" site list or any other similar list of hazardous or toxic waste sites published by any governmental authority in the United States or any foreign jurisdiction where the Company or any Subsidiary conducts its business; and (d) there are no underground storage tanks located on, no polychlorinated biphenyls ("PCBs") or PCBB-containing equipment used or stored on, and no hazardous waste as defined by the Resource Conservation and Recovery Act, as amended, stored on, any site owned or operated by the Company or any Subsidiary, except for the storage of hazardous waste in compliance with Environmental Laws. For purposes of this Subsection 4.24, "Environmental Laws" means any law, regulation, or other applicable requirement in the United States or any foreign jurisdiction where the Company conducts its business relating to (a) releases or threatened release of Hazardous Substance; (b) pollution or protection of employee health or safety, public health or the environment; or (c) the manufacture, handling, transport, use, treatment, storage, or disposal of Hazardous Substances.

Exhibit 10.3 -- Page 11

4.20 Anti-Bribery and Anti-Corruption. Neither the Company, any Subsidiary, nor any of their respective directors, officers, agents, stockholders or employees acting on behalf of the Company or any Subsidiary, has taken any action that will is or would be in breach of any applicable laws for the prevention of fraud, bribery, corruption, racketeering, money laundering or terrorism, including but not limited to the U.S. Foreign Corrupt Practices Act, as amended, the Canadian Corruption of Foreign Officials Act, as amended. The Company any each Subsidiary has not, and covenants that it will not, in connection with the conduct of its business activities, promise, authorize, ratify or offer to make, or take any act in furtherance of any payment, contribution, gift, reimbursement or other transfer of anything of value, or any solicitation, directly or indirectly: (i) to any individual including government officials; or (ii) to an intermediary for payment to any individual including government officials; or (iii) to any political party for the purpose or effect of public or commercial bribery, acceptance of or acquiescence in extortion, kickbacks or other unlawful, illegal or improper means. The Company and each Subsidiary has not, nor to the Company's Knowledge, have any of the Company's directors, officers, agents, stockholders or employees acting on behalf of the Company or any Subsidiary established or maintained any unrecorded fund or asset for any purpose, or has made any false or artificial entries on any of its books or records for any reason.
4.21 Investment Company Act. The Company is not, and after the receipt and application of the proceeds of the financing contemplated by this Agreement will not be, an "investment company" as defined in the Investment Company Act of 1940, as amended.
5. Registration Rights and Other Agreement.
5.1. Piggy-Back Registration Rights, Public Quotation
(a) The Company may, at its sole discretion, cost and expense register on the next registration statement the Company files with the SEC all Registrable Securities for public resale. The Company will use its best efforts to have the Registration Statement become effective as soon as possible after filing and to keep such Registration Statement effective for a minimum of two years from the date of effectiveness.
(b) Following the First Closing, the Company may (i) seek quotation of its Common Stock on the OTCQB or OTCQX Markets or listing of its Common Stock on a national stock exchange and (ii) become subject to the reporting requirements of the the Securities Exchange Act of 1934, as amended (collectively, the "Go Public Event"). A Go Public Event is at the sole discretion of the Company. Public quotation and a market for the Company securities may never develop.
Exhibit 10.3 -- Page 12

5.2. Indemnification.
(a) Indemnification by the Company.  The Company will indemnify and hold harmless each Investor and its officers, directors, members, shareholders, partners, representatives, employees and agents, successors and assigns, and each other person, if any, who controls such Investor within the meaning of the Securities Act, against any losses, obligations, claims, damages, liabilities, contingencies, judgments, fines, penalties, charges, costs (including, without limitation, court costs, reasonable attorneys' fees and costs of defense and investigation), amounts paid in settlement or expenses, joint or several, (collectively, "Claims") reasonably incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto, to which any of them may become subject insofar as such Claims (or actions or proceedings, in respect thereof) arise out of or are based upon: (i) any untrue statement of any material fact contained in any Registration Statement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof; (ii) any blue sky application or other document executed by the Company specifically for that purpose or based upon written information furnished by the Company filed in any state or other jurisdiction in order to qualify any or all of the Registrable Securities under the securities laws thereof (any such application, document or information herein called a "Blue Sky Application"); (iii) the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; (iv) any violation by the Company or its agents of any rule or regulation promulgated under the Securities Act applicable to the Company or its agents and relating to action or inaction required of the Company in connection with such registration; or (v) any failure to register or qualify the Registrable Securities included in any such Registration Statement in any state where the Company or its agents has affirmatively undertaken or agreed in writing that the Company will undertake such registration or qualification on an Investor's behalf and will reimburse such Investor, and each such officer, director or member and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such Claim or action; provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by such Investor or any such controlling person in writing specifically for use in such Registration Statement or Prospectus.
(b) Indemnification by the Investors.  Each Investor agrees, severally but not jointly, to indemnify and hold harmless, to the fullest extent permitted by law, the Company, its directors, officers, employees, stockholders, partner, representatives and each person who controls the Company (within the meaning of the Securities Act) against any Claims resulting from any untrue statement of a material fact or any omission of a material fact required to be stated in the Registration Statement or Prospectus or preliminary prospectus or amendment or supplement thereto or necessary to make the statements therein not misleading, to the extent, but only to the extent that such untrue statement or omission is contained in any information furnished in writing by such Investor to the Company specifically for inclusion in such Registration Statement or Prospectus or amendment or supplement thereto.  In no event shall the liability of an Investor be greater in amount than the dollar amount of the proceeds (net of all expense paid by such Investor in connection with any claim relating to this Section 5.2 and the amount of any damages such Investor has otherwise been required to pay by reason of such untrue statement or omission) received by such Investor upon the sale of the Registrable Securities included in the Registration Statement giving rise to such indemnification obligation.
Exhibit 10.3 -- Page 13

(c) Conduct of Indemnification Proceedings.  Any person entitled to indemnification hereunder shall (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided that any person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such person unless (a) the indemnifying party has agreed to pay such fees or expenses, or (b) the indemnifying party shall have failed to assume the defense of such claim or employ counsel reasonably satisfactory to such person or (c) in the reasonable judgment of any such person, based upon written advice of its counsel, a conflict of interest exists between such person and the indemnifying party with respect to such claims (in which case, if the person notifies the indemnifying party in writing that such person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such person); and provided, further, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations hereunder, except to the extent that such failure to give notice shall materially adversely affect the indemnifying party in the defense of any such claim or litigation.  It is understood that the indemnifying party shall not, in connection with any proceeding in the same jurisdiction, be liable for fees or expenses of more than one separate firm of attorneys at any time for all such indemnified parties.  No indemnifying party will, except with the consent of the indemnified party, which consent shall not be unreasonably withheld or delayed, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation.
(d) Contribution.  If for any reason the indemnification provided for in the preceding paragraphs (a) and (b) is unavailable to an indemnified party or insufficient to hold it harmless, other than as expressly specified therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such Claim in such proportion as is appropriate to reflect the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations.  No person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the Securities Act shall be entitled to contribution from any person not guilty of such fraudulent misrepresentation.  In no event shall the contribution obligation of a holder of Registrable Securities be greater in amount than the dollar amount of the proceeds (net of all expenses paid by such holder in connection with any claim relating to this Section 5.2 and the amount of any damages such holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission) received by it upon the sale of the Registrable Securities giving rise to such contribution obligation.
(e) Other Rights to Indemnification.  The provisions of Section 5.2 of this Agreement shall be in addition to any other rights to indemnification or contribution which any indemnified party may have pursuant to law or contract and shall remain operative and in full force and effect regardless of any investigation made or omitted by or on behalf of any indemnified party and shall survive the transfer of the Registrable Securities by any such party.
5.3. Company Efforts.  If and whenever the Company elects to use its best efforts to register for public resale any Registrable Securities under the Securities Act, the Company shall, as expeditiously as possible under the circumstances:
Exhibit 10.3 -- Page 14

(a) Prepare and file with the SEC a Registration Statement with respect to such Registrable Securities and use its best efforts to cause such Registration Statement to become effective as soon as possible after filing and remain effective two years.
(b) Subject to Section 5.1 of this Agreement, prepare and file with the SEC such amendments and supplements to such Registration Statement and the prospectus used in connection therewith as may be necessary to keep such Registration Statement current and effective for two years and to comply with the provisions of the Securities Act, and any regulations promulgated thereunder, with respect to the sale or disposition of all Registrable Securities covered by the Registration Statement required to effect the distribution of the Registrable Securities.
 (d) Use its best efforts to register or qualify the Registrable Securities covered by such Registration Statement under such other securities or blue sky laws of such jurisdictions of the United States as the Investors participating in the offering shall reasonably request, and do any and all other acts and things which may be reasonably necessary to enable each participating Investor to consummate the disposition of the Registrable Securities in such jurisdictions.
(e) Notify each Investor selling Registrable Securities, at any time when a prospectus relating to any such Registrable Securities covered by such Registration Statement is required to be delivered under the Securities Act, of the Company's becoming aware that the prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and promptly prepare and furnish to each such Investor selling Registrable Securities a reasonable number of copies of a prospectus supplemented or amended so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing. without further filings under such rule by them.
5.4. Cooperation by Investor.  Each Investor shall furnish to the Company such information regarding the Investor and the distribution proposed by it as the Company may reasonably request in connection with any registration or offering referred to in this Section 5.  Each Investor shall cooperate as reasonably requested by the Company in connection with the preparation of the Registration Statement with respect to such registration, and for so long as the Company is obligated to file and keep effective such Registration Statement, shall provide to the Company, in writing, for use in the Registration Statement, all such information regarding the Investor and its plan of distribution of the Note Shares, included in such registration as may be reasonably necessary to enable the Company to prepare such Registration Statement, to maintain the currency and effectiveness thereof and otherwise to comply with all applicable requirements of law in connection therewith.
6. Transfer Restrictions.
6.1. Transfer or Resale. Each Investor understands that:
(i) Except as provided in the registration rights provisions set forth above,  the sale or resale of all or any portion of the Transaction Securities has not been and is not being registered under the Securities Act or any applicable state securities laws, and all or any portion of the Transaction Securities may not be transferred unless:
Exhibit 10.3 -- Page 15

(A) the Transaction Securities are sold pursuant to an effective Registration Statement under the Securities Act;
(B) the Investor shall have delivered to the Company,  at the cost of the Company, a customary opinion of counsel that shall be in form, substance and scope reasonably acceptable to the Company, to the effect that the Transaction Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration;
(C) the Transaction Securities are sold or transferred to an "affiliate" (as defined in Rule 144 promulgated under the Securities Act (or a successor rule) ("Rule 144")) of the Investor who agrees to sell or otherwise transfer the Transaction Securities only in accordance with this Section 6.1 and who is an Accredited Investor;
(D) the Transaction Securities are sold pursuant to Rule 144; or
(E) the Transaction Securities are sold pursuant to Regulation S under the Securities Act (or a successor rule) ("Regulation S");
and, in each case, the Investor shall have delivered to the Company a customary opinion of counsel, in form, substance and scope reasonably acceptable to the Company.  Notwithstanding the foregoing or anything else contained herein to the contrary, the Transaction Securities may be pledged as collateral in connection with a bona fide margin account or other lending arrangement.
6.2 Transfer Agent Instructions.  If an Investor provides the Company with a customary opinion of counsel, that shall be in form, substance and scope reasonably acceptable to the Company, to the effect that a public sale or transfer of such Transaction Securities may be made without registration under the Securities Act and such sale or transfer is effected, the Company shall permit the transfer and promptly instruct its transfer agent to issue one or more certificates, free from restrictive legend (if permitted by law), in such name and in such denominations as specified by such Investor. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Investors, by vitiating the intent and purpose of the transactions contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 6.2 may be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section, that the Investors shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate transfer, without the necessity of showing economic loss and without any bond or other security being required.
7. Conditions to Closing of the Investors.
The obligation of each Investor hereunder to purchase the Notes at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for each Investor's sole benefit and may be waived by such Investor at any time in its sole discretion by providing the Company with prior written notice thereof:
Exhibit 10.3 -- Page 16

7.1 Representations, Warranties and Covenants.  The representations and warranties of the Company shall be true and correct in all material respects as of the date when made and as of the Closing Date as though originally made at that time (except for representations and warranties that speak as of a specific date, which shall be true and correct in all material respects as of such date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required to be performed, satisfied or complied with by the Company at or prior to the Closing Date.

7.2 Consents. The Company shall have obtained all governmental, regulatory or third party consents and approvals, if any, necessary for the sale of the Notes and Transaction Securities.

7.3 Delivery by Company. The Company shall have duly executed and delivered to such Investor each of the Transaction Documents.

7.4 No Material Adverse Effect. As of the date of first execution of this Agreement, no event or series of events shall have occurred that reasonably would have or result in a Material Adverse Effect.

7.5 No Prohibition. No statute, rule, regulation, executive order, decree, ruling or injunction shall have been enacted, entered, promulgated or endorsed by any court or governmental authority of competent jurisdiction that prohibits the consummation of any of the transactions contemplated by the Transaction Documents.

7.6 Other Documents. The Company shall have delivered to such Investor such other documents, instruments or certificates relating to the transactions contemplated by this Agreement as such Investor or its counsel may reasonably request.
8. Conditions to Closing of the Company.
The obligations of the Company to effect the transactions contemplated by this Agreement with each Investor are subject to the fulfillment at or prior to each Closing Date of the conditions listed below.
8.1. Representations and Warranties.  The representations and warranties made by such Investor in Section 3 shall be true and correct in all material respects at the time of Closing as if made on and as of such date.
8.2. Corporate Proceedings.  All corporate and other proceedings required to be undertaken by such Investor in connection with the transactions contemplated hereby shall have occurred and all documents and instruments incident to such proceedings shall be reasonably satisfactory in substance and form to the Company.
9. Miscellaneous.
9.1. Notices.  All notices, requests, demands and other communications provided in connection with this Agreement shall be in writing and shall be deemed to have been duly given at the time when hand delivered, delivered by express courier, or sent by facsimile or email transmission in accordance with the contact information provided below or such other contact information as the parties may have duly provided by notice.
Exhibit 10.3 -- Page 17

The Company:
TEO Foods Inc. 455 54th Street, Suite 102 San Diego, California 92114 Email: jeff@teofoods.com Attention: Jeffrey H. Mackay, President
The Investors:
As per the contact information provided on the signature pages hereof.

9.3 Survival of Representations and Warranties.  Each party hereto covenants and agrees that the representations and warranties of such party contained in this Agreement shall survive the Closing.  Each Investor shall be responsible only for its own representations, warranties, agreements and covenants hereunder.
9.4 Indemnification.
(a) The Company agrees to indemnify and hold harmless each Investor and its Affiliates and their respective directors, officers, employees and agents from and against any and all losses, claims, damages, liabilities and expenses (including without limitation reasonable attorney fees and disbursements and other expenses incurred in connection with investigating, preparing or defending any action, claim or proceeding, pending or threatened and the costs of enforcement thereof) (collectively, "Losses") to which such Person may become subject as a result of any breach of representation, warranty, covenant or agreement made by or to be performed on the part of the Company under the Transaction Documents, and will reimburse any such Person for all such amounts as they are incurred by such Person.
(b) Promptly after receipt by any Investor (the "Indemnified Person") of notice of any demand, claim or circumstances which would or might give rise to a claim or the commencement of any action, proceeding or investigation in respect of which indemnity may be sought pursuant to Section 9.4, such Indemnified Person shall promptly notify the Company in writing and the Company shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Person, and shall assume the payment of all fees and expenses; provided, however, that the failure of any Indemnified Person so to notify the Company shall not relieve the Company of its obligations hereunder except to the extent that the Company is materially prejudiced by such failure to notify.  In any such proceeding, any Indemnified Person shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Person unless: (i) the Company and the Indemnified Person shall have mutually agreed to the retention of such counsel; or (ii) in the reasonable judgment of counsel to such Indemnified Person representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them.  The Company shall not be liable for any settlement of any proceeding effected without its written consent, which consent shall not be unreasonably withheld, but if settled with such consent, or if there be a final judgment for the plaintiff, the Company shall indemnify and hold harmless such Indemnified Person from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment.  Without the prior written consent of the Indemnified Person, which consent shall not be unreasonably withheld, the Company shall not effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Person is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Person from all liability arising out of such proceeding.
Exhibit 10.3 -- Page 18

9.5. Entire Agreement. This Agreement contains the entire agreement between the parties hereto in respect of the subject matter contained herein and supersedes all prior agreements and understandings of the parties, oral and written, with respect to the subject matter contained herein.
9.6 Underlying Shares.  The Company agrees at all times as long as the Notes may be converted to keep reserved from the authorized and unissued Common Stock, such number of shares of Common Stock as may be issuable upon conversion of the Notes.
9.7. Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and, except for registered broker-dealers, if any, who are specifically agreed to be and acknowledged by each party as third party beneficiaries hereof (including with the right to rely on the accuracy of all representations and warranties of the parties herein contained), is not for the benefit of, nor may any provision hereof be enforced by, any other person.
9.8. Successors and Assigns.  This Agreement shall be binding upon and inure to the benefit of the parties and their successors and assigns. Neither the Company nor any Investor shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other. Notwithstanding the foregoing, but subject to the provisions of Section 6.1 hereof, any Investor may, without the consent of the Company, assign its rights hereunder to any person that purchases Transaction Securities in a private transaction from an Investor or to any of its "affiliates," as that term is defined under the 1934 Act.
9.10. Public Disclosures. The Company shall be entitled, without the prior approval of any Investor, to make the Press Release and any other press release or other public disclosure with respect to the transactions.  The Placement Agent shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release. Without the prior written consent of the applicable Investor (which may be granted or withheld in such Investor's sole discretion), the Company shall not disclose the name of such Investor in any filing (other than any Registration Statement registering the Transaction Securities and any other filing as is required by applicable law and regulations), announcement, release or otherwise.
9.11. Binding Effect; Benefits.  This Agreement and all the provisions hereof shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns; nothing in this Agreement, expressed or implied, is intended to confer on any persons other than the parties hereto or their respective successors and permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.
9.12. Amendment; Waivers.  All modifications, amendments or waivers to this Agreement shall require the written consent of both the Company and a majority-in-interest of the Investors (based on the number of Units purchased hereunder).

Exhibit 10.3 -- Page 19

9.13. Applicable Law; Disputes.  All questions concerning the construction, validity, enforcement and interpretation of this Agreement and each Transactions Document shall be governed by and construed and enforced in accordance with the internal laws of the State of California, without regard to the principles of conflicts of law thereof.  Each of the Company and the Investors agree that all proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and each Transaction Document (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of San Diego. Each of the Company and the Investors hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of San Diego for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such proceeding is improper. Each party hereto hereby irrevocably waives personal service of process and consents to process being served in any such proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law.  Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement, each Transaction Document or the transactions contemplated hereby.
9.14. Further Assurances.  Each party hereto shall do and perform or cause to be done and performed all such further acts and shall execute and deliver all such other agreements, certificates, instruments and documents as any other party hereto reasonably may request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.
9.15. Counterparts.  This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which taken together shall constitute one and the same instrument.  This Agreement may also be executed and emailed via facsimile and/or email, which shall be deemed an original.
9.16. Independent Nature of Investors.  The obligations of each Investor under this Agreement or other transaction document are several and not joint with the obligations of any other Investor, and no Investor shall be responsible in any way for the performance of the obligations of any other Investor under this Agreement or any other transaction document.  Each Investor shall be responsible only for its own representations, warranties, agreements and covenants hereunder.  The decision of each Investor to purchase Notes pursuant to this Agreement has been made by such Investor independently of any other Investor and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company which may have been made or given by any other Investor or by any agent or employee of any other Investor, and no Investor or any of its agents or employees shall have any liability to any other Investor (or any other person) relating to or arising from any such information, materials, statements or opinions.  Nothing contained herein or in any other transaction document, and no action taken by any Investor pursuant hereto or thereto, shall be deemed to constitute the Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by this Agreement.  Except as otherwise provided in this Agreement or any other transaction document, each Investor shall be entitled to independently protect and enforce its rights arising out of this Agreement or out of the other transaction documents, and it shall not be necessary for any other Investor to be joined as an additional party in any proceeding for such purpose.  Each Investor has been represented by its own separate legal counsel in connection with the transactions contemplated hereby and acknowledge and understand that Jeffrey H. Mackay, Esq., Rowe Mullen LLP or any other legal firm associated with Jeffrey H. Mackay, Esq. or TEO Foods Inc. has not provided any legal services or advise to any investor in this offering.

Exhibit 10.3 -- Page 20

9.17 Payment Set Aside.  To the extent that the Company makes a payment or payments to the Investors hereunder or pursuant to any of the other Transaction Documents or the Investors enforce or exercise their rights hereunder or thereunder, and such payment or payments or the proceeds of such enforcement or exercise or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, recovered from, disgorged by or are required to be refunded, repaid or otherwise restored to the Company, a trustee, receiver or any other Person under any law (including, without limitation, any bankruptcy law, foreign, state or federal law, common law or equitable cause of action), then to the extent of any such restoration the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

[SIGNATURE PAGES IMMEDIATELY FOLLOW]

Exhibit 10.3 -- Page 21

IN WITNESS WHEREOF, the undersigned Investors and the Company have caused this Securities Purchase Agreement to be duly executed as of the date first above written.

TEO FOODS INC.
By: Name: Title:

INVESTORS:

The Investors executing the Signature Page in the form attached hereto as Annex A and delivering the same to the Company or its agents shall be deemed to have executed this Agreement and agreed to the terms hereof.

Exhibit 10.3 -- Page 22

Schedule 4.4

Capitalization

As of the date the first closing, the Company had 9,771,000 outstanding shares of Common Stock.  There are currently 90,229,000 shares of Common Stock reserved for issuance underlying conversion of the 9,022,900 outstanding Preferred Shares. There are no outstanding options and/or warrants.  The Company's board of directors reserves the right to issue options or warrants in its discretion in the future.  As of June 25, 2018, our officers and directors collectively own 7,687,500 shares of Common Stock, or 78.7% of our currently outstanding Common Stock.

Common Stock – The Company has 490,000,000 authorized shares of Common stock; par value $0.001

Preferred Stock – The Company has 10,000,000 authorized shares of Common stock; par value $0.001

Exhibit 10.3 -- Page 23

Annex A
Securities Purchase Agreement
Investor Counterpart Signature Page

The undersigned, desiring to: (i) enter into this Securities Purchase Agreement dated as of June __, 2018 (the "Agreement"), with the undersigned, TEO Foods Inc., a Nevada corporation (the "Company"), in or substantially in the form furnished to the undersigned and (ii) purchase the Notes of the Company as set forth below, hereby agrees to purchase such Notes from the Company as of the Closing and further agrees to join the Agreement as a party thereto, with all the rights and privileges appertaining thereto, and to be bound in all respects by the terms and conditions thereof.  The undersigned specifically acknowledges having read the representations in the Agreement section entitled "Representations, Warranties and Acknowledgments of the Investors," and hereby represents that the statements contained therein are complete and accurate with respect to the undersigned as an Investor.
Name of Investor:
If an entity:
Print Name of Entity:___________________________
By:__________________________
 Name:
 Title:

If an individual:

Print Name:__________________________
Signature:__________________________
If joint individuals:

Print Name:__________________________

Signature:__________________________
All Investors:

Address:

Telephone No.:__________________________
Email Address:__________________________
The Investor hereby elects to purchase:
Notes under the Securities Purchase Agreement at a total Purchase Price of
$                  (to be completed by Investor).

Exhibit 10.3 -- Page 24

Exhibit A-1

First Closing held on June        , 2018

Schedule of Investors

Investor	Principal Amount of Note

FIRST CLOSING TOTAL

Exhibit 10.3 -- Page 25